Scudder
International Growth and Income Fund

Annual Report
February 28, 1999

No-Load Funds

A fund seeking long-term growth of capital and current income primarily from foreign equity securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                  Scudder International Growth and Income Fund
--------------------------------------------------------------------------------
Date of Inception: 6/30/97     Total Net Assets as       Ticker Symbol:  SIGIX
                           of 2/28/99: $45.88 million
--------------------------------------------------------------------------------

o Weakness in commodity prices and the overseas economies contributed to the underperformance of value stocks during the reporting period.

o Using an investment discipline that emphasizes relative yields, Fund management uncovered opportunities in the telecommunications, consumer goods, and capital equipment sectors.

o Additions to the portfolio included out-of-favor growth stocks with strong earnings prospects and reasonable valuations.

o Fund management maintained an overweight position in Europe, and began to add to its holdings in Japan.



                                Table of Contents

   3  Letter from the Fund's Chairman     17  Notes to Financial Statements
   4  Performance Update                  21  Report of Independent Accountants
   5  Portfolio Summary                   22  Tax Information
   6  Portfolio Management Discussion     23  Shareholder Meeting Results
   9  Glossary of Investment Terms        24  Officers and Directors
  10  Investment Portfolio                25  Investment Products and Services
  13  Financial Statements                26  Scudder Solutions
  16  Financial Highlights



                2 - Scudder International Growth and Income Fund

                        Letter from the Fund's Chairman

Dear Shareholders,

     International investors have experienced a diverse array of market conditions in the past twelve months. On one hand, financial assets in Europe have been supported by low inflation, declining interest rates, and a surplus of liquidity. On the other hand, however, the disinflationary environment has taken a toll on Japan and the emerging markets, as well as commodity producers in all parts of the world. In an environment of slowing global growth, investors have placed a premium on companies that have demonstrated the ability to produce sustainable earnings. Those whose outlooks appear less certain, including most value stocks, performed poorly as a result.

     For people who are invested in a sector that has underperformed for an extended period of time, it is natural to consider reallocating assets into the areas that have been posting the strongest returns. However tempting such a course of action may be, we feel that value stocks, such as those held by Scudder International Growth and Income Fund, continue to be a necessary element of a diversified portfolio. Historically, a strategy that emphasizes reasonable valuations and high relative yields has been an effective way to achieve strong risk-adjusted returns. Believing that money will ultimately flow back into value stocks, we urge investors to remain focused on their long-term objectives.

     For those of you who are interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Thank you for your continued investment in Scudder International Growth and Income Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.


     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder International Growth and Income Fund


                3 - Scudder International Growth and Income Fund

                   Performance Update as of February 28, 1999

-----------------------------------------------
Fund Index Comparison
-----------------------------------------------
                       Total Return
-----------------------------------------------
Period Ended   Growth of               Average
2/28/99          $10,000   Cumulative   Annual
-----------------------------------------------
Scudder International Growth and Income Fund
-----------------------------------------------
1 Year         $  9,480     -5.20%     -5.20%

Life of Fund*  $ 10,030      .30%        .18%
-----------------------------------------------
MSCI EAFE plus Canada Index
-----------------------------------------------
1 Year         $ 10,427      4.27%      4.27%

Life of Fund*  $ 10,646      6.46%      3.83%
-----------------------------------------------
* The Fund commenced operations on June 30, 1997.
  Index comparisons begin June 30, 1997.


-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

Scudder International Growth and Income Fund
Year            Amount
----------------------
6/97*          $10000
8/97           $ 9708
11/97          $ 9608
2/98           $10580
5/98           $11682
8/98           $ 9874
11/98          $10384
2/99           $10030

MSCI EAFE plus Canada Index
Year            Amount
----------------------
6/97*          $10000
8/97           $ 9433
11/97          $ 9108
2/98           $10211
5/98           $10573
8/98           $ 9332
11/98          $10516
2/99           $10646

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East
(EAFE) plus Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.



-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total Return (%) with the exact data points listed in the table below.

Yearly periods ended February 28

                                    1998*    1999
--------------------------------------------------------------
Net Asset Value                    $12.68  $11.93
--------------------------------------------------------------
Income Dividends                   $  .02  $  .10
--------------------------------------------------------------
Fund Total Return (%)                5.80   -5.20
--------------------------------------------------------------
Index Total Return (%)               2.11    4.27
--------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return would have been lower.


                4 - Scudder International Growth and Income Fund

                    Portfolio Summary as of February 28, 1999


Geographical
(Excludes 2% Cash Equivalents)
========================================

      Europe                         76%
      Japan                          16%
      Pacific Basin                   5%
      U.S. & Canada                   3%
   --------------------------------------
                                    100%
   ======================================

Believing that Japan's economy is poised for a turnaround, we have begun to add companies that are likely to benefit from monetary stimulus and corporate restructuring.


Sectors
(Excludes 2% Cash Equivalents)
========================================

      Financial                      28%
      Consumer Discretionary         18%
      Communications                 16%
      Manufacturing                  15%
      Service Industries              7%
      Energy                          6%
      Durables                        4%
      Utilities                       3%
      Construction                    2%
      Consumer Staples                1%
   --------------------------------------
                                    100%
   ======================================

Telecommunications stocks provided an attractive combination of growth and value.


Ten Largest Equity Holdings
(33% of Portfolio)
========================================

    1. Koninklijke KPN NV
       Provider of telecommunications
       services

    2. Telecom Italia SpA
       Telecommunications, electronics,
       network construction

    3. HSBC Holdings PLC
       Bank

    4. UBS AG
       Provider of banking and
       management services

    5. Metro AG
       Operator of a range of retail
       stores

    6. BCE, Inc.
       Telecommunication services

    7. Accor S.A.
       Catering, hotels, travel services

    8. RWE AG
       Producer and marketer of
       petroleum and chemical products

    9. EMI Group PLC
       Music recording and retailing
       company

   10. Dexia France
       Municipal and local development
       financing


We have taken advantage of the recent underperformance of value stocks to buy shares of quality companies at bargain prices.



For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                5 - Scudder International Growth and Income Fund

                         Portfolio Management Discussion

In the following interview, Lead Portfolio Manager Sheridan Reilly discusses Scudder International Growth and Income Fund's strategy and the market environment in the twelve-month period ending February 28, 1999.

Q: The market environment of the past year has not been favorable for value-oriented funds such as Scudder International Growth and Income Fund. What are some factors that have led to the underperformance of value stocks?

A: To fully understand the slump in value stocks, it is necessary to consider the bigger picture of what is happening in the global economy. Although growth remains strong here in the United States, the investment backdrop in the rest of the world is much less favorable. Some "Asian Tiger" countries are showing signs of improvement, but most developing economies are still experiencing negative growth. Japan, which we believe is poised to turn around, continues to suffer from a deep recession. Even Europe, which has been viewed as a "safe haven" by many, is beset by slow growth and high unemployment.

In a disinflationary environment where commodity prices have been weak and the economies of so many nations have struggled, it is only natural that pricing power has declined and corporate profits have suffered. As a result, investors have become increasingly willing to pay high price-to-earnings multiples for companies whose earnings are perceived to be the most reliable, especially those in the technology and health care sectors. Conversely, they have been avoiding companies that are losing pricing power, such as chemicals producers, energy companies, and manufacturing firms, all of which tend to be included in the value category. In other words, the universe of stocks from which we make our selections has been hurt the most by recent economic developments, while the stocks that have benefited are often too richly valued to fit within our investment discipline.

Q:  How did the Fund perform in these conditions?

A: In the twelve months ended February 28, the Fund posted a total return of -5.20%, versus a total return of 4.27% for its unmanaged benchmark, the MSCI EAFE plus Canada Index. In a period where growth stocks outperformed, the Fund's investment discipline left it poorly positioned for the market environment. Our emphasis on value exposed the portfolio to the accelerated decline in oil and basic materials at the end of 1998. In addition, we sought to reduce downside risk in August and September by selling global financials and reducing positions in companies with emerging markets exposure. When higher-risk stocks drove the markets' recovery in the October-December period, the Fund's upside potential was limited as a result.

Q:  Please explain the process used to pick stocks for the Fund.

A: Using a strict investment discipline that is based on relative dividend yields, we only buy stocks whose yields are at least 25% higher than the median of the local market, or 25% higher than the stock's own average three-year yield. Conversely, we consider selling those holdings that have appreciated to the point where they have a yield 25% lower than that of their home market or their own three-year average. Since a higher yield is indicative of a stock that is depressed (and decreasing yields characterize a stock whose price is rising),


                6 - Scudder International Growth and Income Fund this strategy compels us to buy companies that are reasonably valued, and to sell those whose valuations are becoming inflated.

After narrowing down the investment universe in this manner, we use rigorous fundamental analysis to select what we see as the strongest companies from among those that meet our criteria. Each individual company's financial strength, projected profitability, competitive positioning and management ability are reviewed in an attempt to uncover the stocks with the strongest appreciation potential. In addition, we pursue sector diversification in order to reduce the risks associated with economic conditions and interest rate fluctuations in the countries where we invest. Similarly, we seek to minimize currency risk and political risk by diversifying among a large number of countries. The ultimate goal of this intensive process is to provide superior risk-adjusted returns over the long term.

Q: It sounds like this strategy can also be used to uncover out-of-favor growth stocks.

A: Yes, it can. In fact, we found many opportunities in the area we refer to as "bruised growth." Occasionally, a company will experience a glitch that hurts its stock price in the near term, but has less effect on its long-term earnings potential. Using our strong fundamental research capabilities, we dig beneath the surface to determine when such a glitch indicates a short-term setback taking place within the company, rather than a fundamental change for the worse. One stock that falls in this category is Sony, the Japanese electronics manufacturer whose stock price has been hurt by weakness in the broader market. Sony has demonstrated the ability to remain competitive and build its global brand franchise even as the domestic economy in Japan has weakened. Believing that the company is well positioned to benefit from an eventual upturn in the region, as well as from its dominance in branded consumer electronics, we initiated a position late in the period.

Q: What sectors did you find to be particularly attractive in the last twelve months?

A: Telecommunications stocks have been significant contributors to Fund performance in the past twelve months. At the beginning of the period the sector was weighed down by fears that deregulation would have a negative effect on earnings, but our fundamental research revealed that many individual companies still had favorable growth characteristics. As the year progressed, investors recognized the value of the defensive characteristics and domestic orientation of these companies. Even after their substantial gains, many telecoms still fit within our value parameters.

In the latter part of the period, we reduced exposure to commodity cyclicals such as oils, chemicals, and basic materials. In their place, we added to the Fund's weighting in the consumer goods and capital equipment sectors, thereby achieving a higher level of diversification. Examples of stocks we added were Adidas-Salomon, which has been building market share and brand awareness on a global level, and Michelin, whose restructuring initiatives should lead to significant improvement in profit margins.

Q: What is your view on Japan?

A: Since the inception of the Fund, we have maintained an underweight position in Japan. Although we had only 16% of the Portfolio in Japan as of February 28


                7 - Scudder International Growth and Income Fund

(compared to 21% for the benchmark), this marks an increase from the range of 8%-12% we held there during the 1998 calendar year. Believing that the country's recession is nearing a bottom, we have begun to add companies that are likely to benefit from at least one of three trends that we feel will help spark a turnaround: monetary stimulus, restructuring, and the possibility of a weaker yen. This focus has led us to invest in homebuilders that stand to benefit from an increase in the money supply, such as Sekisui House, as well as highly competitive exporters, such as Sony. While we intend to maintain an underweight position in Japan in the immediate future, we feel that the valuations there are becoming increasingly compelling.

Q:  What would you tell investors at this point?

A: Above all, to be patient. We recognize that it can be frustrating when the major indices are rising and your fund isn't. Despite the recent underperformance, we are confident that a strategy emphasizing value and relative yields, which has performed well on a historical basis, will again do so in the future. Investment styles tend to move in and out of favor in extended cycles, so investors who attempt to chase hot sectors will invariably find themselves buying high and selling low. We believe that since such an approach is often detrimental to the achievement of long-term investment goals, it makes sense to view the slump in value stocks as an opportunity to purchase quality companies at bargain prices. Going forward, we will continue to seek strong risk-adjusted returns by employing this historically proven investment strategy.

                              Scudder International
                             Growth and Income Fund:
                          A Team Approach to Investing

  Scudder International Growth and Income Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.


  Lead Portfolio Manager Sheridan Reilly joined the Adviser in 1995 and is a member of the Adviser's Global Equity Group. Mr. Reilly has over 11 years of industry experience focusing on strategies for global portfolios, currency hedging, and foreign equity markets. Lauren C. Lambert, Portfolio Manager, joined the Adviser in 1994 and has over 5 years experience as an Equity Analyst.


                8 - Scudder International Growth and Income Fund

                      Glossary of Investment Terms

CYCLICAL STOCKS Companies whose earnings are closely tied to the business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

DISINFLATION               The slowing down of the rate at which prices
                           increase. This phenomenon is generally associated with a slowing economy, and is distinct from deflation, which is an outright decline in prices.

DIVIDEND YIELD             With stocks, a company's payment out of earnings to
                           shareholders divided by its share price. For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10%; if the stock price goes up to $20, the yield would fall to 5%.

FUNDAMENTAL RESEARCH       Analysis of companies based on the projected
                           impact of management, products, sales, and earnings on their balance sheets and income statements.
                           Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK               Stock of a company that has displayed above-average
                           earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at higher multiples to earnings (see price/earnings ratio) and experience more price volatility than the market as a whole.
                           Distinct from value stock.

PRICE/EARNINGS RATIO       A widely used gauge of a stock's valuation that
(P/E) (also "earnings      indicates what investors are paying for a company's
multiple")                 earning power at the current stock price. A P/E
                           ratio may be based on a company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

VALUE STOCK                A company whose stock price does not fully reflect
                           its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

WEIGHTING (OVER/UNDER)     Refers to the allocation of assets --
                           usually in terms of sectors, industries, or countries
                           -- within a portfolio relative to the portfolio's benchmark index or investment universe.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                9 - Scudder International Growth and Income Fund

                               Investment Portfolio as of February 28, 1999

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
==============================================================================================================================
Repurchase Agreements 1.5%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 2/26/1999 at 4.75%, to be
  repurchased at $634,251 on 3/1/1999, collateralized by a $630,000 U.S. Treasury Bond,                         --------------
  3.625%, 1/15/2008 (Cost $634,000) ........................................................     634,000               634,000
                                                                                                                --------------

                                                                                                 Shares
==============================================================================================================================

Common Stocks 98.5%
------------------------------------------------------------------------------------------------------------------------------
Australia 1.9%
Commonwealth Bank of Australia (Bank) ......................................................      53,829               808,953
                                                                                                                --------------
Austria 2.1%
Bank Austria AG (Provider of commercial and corporate banking services) ....................      16,100               866,646
                                                                                                                --------------
Canada 3.2%
BCE, Inc. (Telecommunication services) .....................................................      32,639             1,322,179
                                                                                                                --------------
France 11.9%
Accor S.A. (Catering, hotels, travel services) .............................................       5,659             1,317,939
Compagnie Generale des Etablissements Michelin "B" (Leading tire manufacturer) .............      15,365               685,296
Dexia France (Municipal and local development financing) ...................................       9,330             1,255,560
Elf Aquitaine SA (Petroleum company) .......................................................       4,458               465,247
Scor S.A. (Property, casualty and life reinsurance company) ................................      24,167             1,243,804
                                                                                                                --------------
                                                                                                                     4,967,846
                                                                                                                --------------
Germany 16.4%
Adidas-Salomon AG (Manufacturer of sport shoes, clothing and equipment) ....................      12,096             1,158,719
Bayer AG (Leading chemical producer) .......................................................      32,254             1,142,702
Deutsche Telekom AG (Telecommunication services) ...........................................      23,919             1,098,346
Dyckerhoff AG (pfd.) (Producer of cement, ready-mixed concrete and finishing products) .....          67                17,297
Hochtief AG (Construction and civil engineering services) ..................................      24,778               819,318
Metro AG (pfd.) "I" (Operator of a range of retail stores) .................................      35,600             1,353,150
RWE AG (Producer and marketer of petroleum and chemical products) ..........................      29,269             1,276,492
                                                                                                                --------------
                                                                                                                     6,866,024
                                                                                                                --------------
Hong Kong 3.4%
HSBC Holdings PLC (Bank) ...................................................................      51,200             1,440,671
                                                                                                                --------------
Ireland 1.7%
Allied Irish Bank PLC (Bank) ...............................................................      41,040               712,335
                                                                                                                --------------

    The accompanying notes are an integral part of the financial statements.


                10 - Scudder International Growth and Income Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
==============================================================================================================================
Italy 8.5%
Ente Nazionale Idrocarburi SpA (Exploration and production of oil, natural gas and
  chemicals) ...............................................................................     155,300               895,675
La Rinascente SpA (Department store chain) .................................................     269,900             1,177,099
Telecom Italia SpA (Telecommunications, electronics, network construction) .................     217,800             1,471,475
                                                                                                                --------------
                                                                                                                     3,544,249
                                                                                                                --------------
Japan 15.5%
Industrial Bank of Japan, Ltd. (Commercial bank and trust company) .........................     141,000               704,851
Mitsubishi Heavy Industries, Ltd. (Diversified heavy machinery manufacturer and leading
  shipbuilder) .............................................................................     190,000               706,344
Nintendo Co., Ltd. (Game equipment manufacturer) ...........................................      14,800             1,247,629
Nomura Securities Co., Ltd. (Financial advisor, securities broker and underwriter) .........      92,000               756,940
Sakura Bank Ltd. (Full service bank) .......................................................     547,000             1,189,682
Sekisui House, Ltd. (Home builder) .........................................................      68,000               696,481
Sony Corp. (Consumer electronic products manufacturer) .....................................      15,800             1,196,072
                                                                                                                --------------
                                                                                                                     6,497,999
                                                                                                                --------------
Netherlands 4.9%
Koninklijke KPN NV (Provider of telecommunications services) ...............................      29,980             1,574,269
Royal Dutch Petroleum Co. (Owner of 60% of Royal Dutch/Shell Group) ........................      10,660               468,422
                                                                                                                --------------
                                                                                                                     2,042,691
                                                                                                                --------------
Spain 2.8%
Iberdrola SA (Electric utility) ............................................................      74,837             1,171,523
                                                                                                                --------------
Sweden 2.1%
Investor AB "B" (Investment company with holdings in listed shares of industrial
  companies) ...............................................................................      21,800               887,911
                                                                                                                --------------
Switzerland 12.0%
ABB AG (Bearer) (Manufacturer of electrical equipment) .....................................         570               696,033
Georg Fischer AG (Registered) (Manufacturer of automotive products and piping systems) .....       3,296             1,080,097
Sika Finanz AG (Registered) (Manufacturer of water management products and systems) ........      19,581               918,598
Swisscom AG (Registered)* (Operator of telecommunication networks and network application
  services) ................................................................................       2,298               908,419
UBS AG (Registered) (Provider of banking and management services) ..........................       4,563             1,419,740
                                                                                                                --------------
                                                                                                                     5,022,887
                                                                                                                --------------
United Kingdom 12.1%
EMI Group PLC (Music recording and retailing company) ......................................     171,388             1,263,741
General Electric Co., PLC (Manufacturer of power, communications and defense equipment and
  other various electrical components) .....................................................     106,043               845,658
Lasmo PLC (Oil production and exploration) .................................................     394,397               758,638

    The accompanying notes are an integral part of the financial statements.


                11 - Scudder International Growth and Income Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
==============================================================================================================================
Marks & Spencer, PLC (Retailer of consumer goods and foods) ................................      79,732               538,065
Royal & Sun Alliance Insurance Group PLC (Multi-line insurance holding company) ............     121,348             1,026,551
Tomkins PLC (Manufacturer of fluid controls, industrial products, garden and leisure
  products) ................................................................................     170,870               624,483
                                                                                                                --------------
                                                                                                                     5,057,136
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $40,964,353)                                                                              41,209,050
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $41,598,353) (a)                                                         41,843,050
------------------------------------------------------------------------------------------------------------------------------

      *     Non-income producing security.

      (a) The cost for federal income tax purposes was $41,601,948. At February 28, 1999, net unrealized depreciation for all securities based on tax cost was $241,102. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,621,869 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,380,767.

At February 28, 1999, outstanding written options were as follows:


Call Options                             Contracts      Expiration Date     Strike Price      Market Value ($)
----------------------------------       ---------      ---------------     ------------      ----------------
Accor S.A. ....................             480             3/30/99         213.40 (EUR)           68,550

Cash of approximately $307,000 is segregated as collateral for written options.

Transactions in written options for the year ended February 28, 1999 were:

                                                    Options on Securities
                                               --------------------------------
                                                                   Premiums
                                                 Contracts       Received ($)
                                               ---------------  ---------------

Outstanding at February 28, 1998 ...........       126,989           26,006

Written ....................................        40,432          275,207

Exercised ..................................      (126,989)         (26,006)

Closed .....................................       (39,952)        (165,240)
                                               -----------      -----------

Outstanding at February 28, 1999 ...........           480          109,967
                                               ===========      ===========

    The accompanying notes are an integral part of the financial statements.


                12 - Scudder International Growth and Income Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of February 28, 1999

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $41,598,353) ....................  $  41,843,050
                 Cash ....................................................................        307,635
                 Receivable for investments sold .........................................     11,720,373
                 Dividends and interest receivable .......................................         74,686
                 Receivable for Fund shares sold .........................................          3,885
                 Foreign taxes recoverable ...............................................         51,509
                 Deferred organization expenses ..........................................         23,853
                                                                                            ----------------
                 Total assets ............................................................     54,024,991
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased .......................................      7,875,497
                 Payable for Fund shares redeemed ........................................         84,318
                 Written options, at value (premiums received $109,967) ..................         68,550
                 Accrued management fee ..................................................         19,345
                 Other payables and accrued expenses .....................................         93,539
                                                                                            ----------------
                 Total liabilities .......................................................      8,141,249
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  45,883,742
               ---------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income ............        (66,834)
                 Unrealized appreciation (depreciation) on:
                    Investments ..........................................................        244,697
                    Written options ......................................................         41,417
                    Foreign currency related transactions ................................          8,809
                 Accumulated net realized gain (loss) ....................................     (1,538,685)
                 Paid-in capital .........................................................     47,194,338
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  45,883,742
               ---------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share ($45,883,742
                    / 3,845,661 shares of capital stock outstanding, $.01 par value,        ----------------
                    100,000,000 shares authorized) .......................................         $11.93
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                13 - Scudder International Growth and Income Fund

                             Statement of Operations
                      For the year ended February 28, 1999

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $157,532) ...................  $   1,322,125
                 Interest ................................................................        216,020
                                                                                            ----------------
                                                                                                1,538,145
                                                                                            ----------------
                 Expenses:
                 Management fee ..........................................................        539,119
                 Services to shareholders ................................................        302,200
                 Custodian and accounting fees ...........................................        174,281
                 Directors' fees and expenses ............................................         46,974
                 Registration fees .......................................................         23,967
                 Auditing ................................................................         36,121
                 Reports to shareholders .................................................         29,065
                 Legal ...................................................................         13,656
                 Amortization of organization expense ....................................          6,591
                 Other ...................................................................          6,542
                                                                                            ----------------
                 Total expenses before reductions ........................................      1,178,516
                 Expense reductions ......................................................       (234,812)
                                                                                            ----------------
                 Expenses, net ...........................................................        943,704
               ---------------------------------------------------------------------------------------------
                 Net investment income                                                            594,441
               ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .............................................................        633,316
                 Written options .........................................................        148,425
                 Foreign currency related transactions ...................................       (136,499)
                                                                                            ----------------
                                                                                                  645,242
                                                                                            ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .............................................................     (4,792,082)
                 Written options .........................................................         90,750
                 Foreign currency related transactions ...................................          9,368
                                                                                            ----------------
                                                                                               (4,691,964)
               ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    (4,046,722)
               ---------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  (3,452,281)
               ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                14 - Scudder International Growth and Income Fund

                       Statements of Changes in Net Assets

                                                                                            For the Period
                                                                                            June 30, 1997
                                                                            Year Ended     (commencement of
                                                                           February 28,     operations) to
Increase (Decrease) in Net Assets                                              1999       February 28, 1998
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .................................. $     594,441     $      50,381
                 Net realized gain (loss) from investment transactions ..       645,242        (2,566,283)
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ...........    (4,691,964)        4,986,888
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                    operations ..........................................    (3,452,281)        2,470,986
                                                                          ----------------  ----------------
                 Distributions to shareholders from net investment
                    income ..............................................      (427,107)          (59,796)
                                                                          ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..............................    36,802,035        64,146,242
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions .......................       397,892            55,470
                 Cost of shares redeemed ................................   (36,316,961)      (17,733,938)
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions ........................................       882,966        46,467,774
                                                                          ----------------  ----------------
                 Increase (decrease) in net assets ......................    (2,996,422)       48,878,964
                 Net assets at beginning of period ......................    48,880,164             1,200
                 Net assets at end of period (including accumulated
                    distributions in excess of net investment income      ----------------  ----------------
                    of $66,834 and $213,599, respectively) .............. $  45,883,742     $  48,880,164
                                                                          ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..............     3,854,083               100
                                                                          ----------------  ----------------
                 Shares sold ............................................     2,826,965         5,333,375
                 Shares issued to shareholders in reinvestment of
                    distributions .......................................        30,294             4,745
                 Shares redeemed ........................................    (2,865,681)       (1,484,137)
                                                                          ----------------  ----------------
                 Net increase (decrease) in Fund shares .................        (8,422)        3,853,983
                                                                          ----------------  ----------------
                 Shares outstanding at end of period ....................     3,845,661         3,854,083
                                                                          ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                15 - Scudder International Growth and Income Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                                           For the Period
                                                                                                            June 30, 1997
                                                                                                            (commencement
                                                                                            Year Ended    of operations) to
                                                                                           February 28,     February 28,
                                                                                               1999             1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                          ----------------------------------
Net asset value, beginning of period ....................................................    $12.68            $12.00
                                                                                          ----------------------------------
Income from investment operations:
Net investment income ...................................................................       .14               .01
Net realized and unrealized gain (loss) on investment transactions ......................      (.79)              .69
                                                                                          ----------------------------------
Total from investment operations ........................................................      (.65)              .70
                                                                                          ----------------------------------
Less distributions from:
Net investment income ...................................................................      (.10)             (.02)
                                                                                          ----------------------------------
Total distributions .....................................................................      (.10)             (.02)
                                                                                          ----------------------------------

                                                                                          ----------------------------------
Net asset value, end of period ..........................................................    $11.93            $12.68
                                                                                          ----------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ....................................................................     -5.20              5.80**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................................................        46                49
Ratio of operating expenses, net to average daily net assets (%) ........................      1.75              1.75*
Ratio of operating expenses before expense reductions, to average daily net assets (%) ..      2.19              2.65*
Ratio of net investment income to average daily net assets (%) ..........................      1.10               .17*
Portfolio turnover rate (%) .............................................................     131.3              50.2*

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized


                16 - Scudder International Growth and Income Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder International Growth and Income Fund ("the Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation"). The corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund wrote call options on securities as a hedge against potential adverse price movements in the value of portfolio assets. In addition, the Fund purchased call options on currencies as a temporary substitute for purchasing selected investments and to enhance gains.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent

                17 - Scudder International Growth and Income Fund asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

                18 - Scudder International Growth and Income Fund

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

At February 28, 1999 the Fund had a net tax basis capital loss carrforward of approximately $1,700,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2006 ($215,000) and February 28, 2007 ($1,485,000), the expiration dates.

In addition, from November 1, 1998 through February 28, 1999, the Fund incurred approximately $70,000 of net realized losses from foreign currency related transactions. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending February 28, 2000.

Distribution of Income and Gains. Distributions of net investment income are made semiannually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the year ended February 28, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $66,535,959 and $68,680,896, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets computed and accrued daily and payable monthly. In addition, the Adviser and certain of its subsidiaries have

                19 - Scudder International Growth and Income Fund agreed to reimburse or not to impose, respectively, all or a portion of their fees payable by the Fund until June 30, 1999 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the year ended February 28, 1999, the Adviser did not impose a portion of its management fee which amounted to $234,812, and the amount imposed amounted to $304,307, of which $19,345 is unpaid at February 28, 1999.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Directors and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended February 28, 1999, the amount charged to the Fund by SSC aggregated $216,638, of which $16,635 is unpaid at February 28, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended February 28, 1999, the amount charged to the Fund by STC aggregated $5,789, of which $686 is unpaid at February 28, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended February 28, 1999, the amount charged to the Fund by SFAC aggregated $55,490, of which $8,780 is unpaid at February 28, 1999.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Funds. For the year ended February 28, 1999, the Special Servicing Agreement expense charged to the Fund amounted to approximately $41,215.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended February 28, 1999, Directors' fees and expenses aggregated $46,974.

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                20 - Scudder International Growth and Income Fund

                        Report of Independent Accountants


To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder International Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Growth and Income Fund (the "Fund") at February 28, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period June 30, 1997 (commencement of operations) to February 28, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Boston, Massachusetts                                PricewaterhouseCoopers LLP
April 8, 1999





                21 - Scudder International Growth and Income Fund

                                Tax Information

The Fund paid foreign taxes of $160,000 and earned $550,000 of foreign income during the year ended February 28, 1999. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.04 per share as foreign taxes paid and $.14 per share as income earned from foreign sources for the year ended February 28, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.







                22 - Scudder International Growth and Income Fund

                      Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder International Growth and Income Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         2,796,086           78,748            95,886               0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         2,560,788           126,210           129,581           154,141





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.



                23 - Scudder International Growth and Income Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board and
Director

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Keith R. Fox
Director; Private Equity Investor

William H. Luers
Director; Chairman and
President, U.N. Association of
the U.S.A.

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Joan Spero
Director; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Director; Consultant

William H. Gleysteen, Jr.
Honorary Director; Managing
Director

Wilson Nolen
Honorary Director; Consultant

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus of the Board and
Director, Kirby Corporation

Elizabeth J. Allan*
Vice President

Irene T. Cheng*
Vice President

Joyce E. Cornell*
Vice President

Susan E. Dahl*
Vice President

Philip S. Fortuna*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Theresa Gusman*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Sheridan Reilly*
Vice President

Shahram Tajbakhsh*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


               24 - Scudder International Growth and Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                25 - Scudder International Growth and Income Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                26 - Scudder International Growth and Income Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                27 - Scudder International Growth and Income Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

[LOGO]